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                                                                    Exhibit 10.6

                              NETWORK ENGINES, INC.

                            INVESTOR RIGHTS AGREEMENT

      This Agreement dated as of December 20, 1999 is entered into by and among
(i) Network Engines, Inc., a Delaware corporation (the "Company"), (ii) HarbourVest Partners VI - Direct Fund, L.P., a Delaware limited partnership, Ascent Venture Partners III, L.P., a Delaware limited partnership, Canaan Equity II L.P. (QP), a Delaware limited partnership, Landmark Co-Investment Partners, L.P., a Delaware limited partnership, MD Co., a Massachusetts partnership, Egan-Managed Capital, L.P., a Delaware limited partnership, and Corning Technology Partners II, L.P., a Massachusetts limited partnership, Corning Capital Ventures, LLC, a Massachusetts limited liability company and (iii) the other individuals and entities listed on Exhibit A hereto (collectively, with
                                         ---------
the entities in (ii) above, the "Series D Purchasers") and (iv) the individuals and entities listed on Exhibit B hereto (collectively, the "Prior
                       ---------
Purchasers")(the Series D Purchasers and the Prior Purchasers being collectively referred to herein as the "Purchasers").

                                    Recitals
                                    --------

      WHEREAS, the Company and the Series D Purchasers have entered into a Series D Convertible Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

      WHEREAS, the Company and certain of the Prior Purchasers and Series D Purchasers previously entered into the Preferred Stock Purchase Agreement, dated January 13, 1999 as amended, (the "Prior Purchase Agreement");

      WHEREAS, the Prior Purchase Agreement has been amended to delete the registration rights and rights of first refusal included therein; and

      WHEREAS, the Company and the Purchasers desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act of 1933 and (ii) the Purchasers' right of first refusal with respect to certain issuances of securities of the Company.

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1.    Certain Definitions.
            -------------------

      As used in this Agreement, the following terms shall have the following respective meanings:
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      "Commission" means the Securities and Exchange Commission, or any other
       ----------
federal agency at the time administering the Securities Act.

      "Common Stock" means the common stock, $.0l par value per share, of the
       ------------
Company.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or
       ------------
any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      "Initiating Holders" means the Stockholders initiating a request for
       ------------------
registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.

      "Initial Public Offering" means the initial underwritten public offering
       -----------------------
of shares of Common Stock pursuant to an effective Registration Statement.

      "Other Holders" shall have the meaning set forth in Section 2.1(d).
       -------------

      "Majority Series A Holders" means, collectively, the record holders of at
       -------------------------
least two-thirds of the shares of Common Stock issued or issuable upon conversion of the shares of Series A Convertible Preferred Stock, $0.01 par value per share, of the Company.

      "Majority Series C Holders" means, collectively, the record holders of at
       -------------------------
least two-thirds of the shares of Common Stock issued or issuable upon conversion of the shares of Series C Convertible Participating Preferred Stock, $0.01 par value per share, of the Company.

      "Majority Series D Holders" means, collectively, the record holders of at
       -------------------------
least two-thirds of the shares of Common Stock issued or issuable upon conversion of the shares of Series D Convertible Participating Preferred Stock, $0.01 par value per share, of the Company.

      "Prospectus" means the prospectus included in any Registration Statement,
       ----------
as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      "Registration Statement" means a registration statement filed by the
       ----------------------
Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

      "Registration Expenses" means the expenses described in Section 2.4.
       ---------------------

      "Registrable Shares" means (i) the shares of Common Stock issued or
       ------------------
issuable upon conversion of the Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Purchasers pursuant to Section 3 of this Agreement and (iii) any other shares of Common Stock

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issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (i) any sale pursuant to a Registration Statement or Rule 144 under the Securities Act or (ii) any sale in any manner to a person or entity which, by virtue of Section 4 of this Agreement, is not entitled to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not been effected.

      "Securities Act" means the Securities Act of 1933, as amended, or any
       --------------
successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      "Selling Stockholder" means any Stockholder owning Registrable Shares
       -------------------
included in a Registration Statement.

      "Shares" shall mean the Company's Series A Preferred Stock, $.01 par value
       ------
per share, Series B Preferred Stock, $.01 par value per share, Series C Preferred Stock, $.01 par value per share and Series D Preferred Stock, $.0l par value per share.

      "Stockholders" means the Purchasers and any persons or entities to whom
       ------------
the rights granted under this Agreement are transferred by any Purchasers, their successors or assigns pursuant to Section 4 hereof.

      2.    Registration Rights
            -------------------

            2.1   Required Registrations.
                  ----------------------

                  (a) At any time after the earlier of (x) December 20, 2002, or
(y) six months after the closing of the Initial Public Offering, a Stockholder or Stockholders holding in the aggregate at least 35% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholder or Stockholders having an aggregate value of at least $5,000,000 (based on the then current market price or fair value).

                  (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders holding in the aggregate at least 2% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $1,000,000 (based on the then current public market price).

                  (c) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Stockholders. Such Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Stockholders may request in such notice of


                                      -3-
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election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2.1(d) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register (provided, however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form)).

                  (d) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1(a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). The right of any other Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a) or (b), as the case may be, shall be conditioned upon such other Stockholder's participation in such underwriting on the terms set forth herein.

      If the Company desires that any officers or directors of the Company holding securities of the Company be included in any registration for an underwritten offering requested pursuant to Section 2.1(d) or if other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Holders") request such inclusion, the Company may include the securities of such officers, directors and Other Holders in such registration and underwriting on the terms set forth herein. The Company shall (together with all Stockholders, officers, directors and Other Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form (including, without limitation, customary indemnification and contribution provisions on the part of the Company) with the managing underwriter; provided
                                                                      --------
that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Stockholders materially greater than the obligations of the Stockholders pursuant to Section 2.5. Notwithstanding any other provision of this Section 2.1, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by holders other than Stockholders and Other Holders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Stockholders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gives the notice specified in Section 2.1(c). If any holder of Registrable Shares, officer, director or Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from registration. If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so


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agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                  (e) The Company shall not be required to effect more than two registrations pursuant to Section 2.1(a). In addition, the Company shall not be required to effect any registration (other than on Form S-3 or any successor form relating to secondary offerings) within six months after the effective date of any other Registration Statement of the Company. For purposes of this Section 2.1(e), a Registration Statement shall not be counted if (i) the Registration Statement is not declared effective by the Commission or the Initiating Holders are unable to sell at least 50% of the shares they sought to sell pursuant to such Registration Statement (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.4) or (ii) the Company sells any shares of Common Stock for its own account pursuant to the Registration Statement.

                  (f) If at the time of any request to register Registrable Shares by Initiating Holders pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

            2.2   Incidental Registration.
                  -----------------------

                  (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2.1 and a Registration Statement covering shares to be sold solely for the account of Other Holders) at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so; provided,
                                                                   --------
that no such notice need be given if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to
Section 2.2(b). Upon the written request of a Stockholder or Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Stockholder.

                  (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any Stockholder to include its Registrable Shares in such registration pursuant to
Section 2.2 shall be conditioned upon such Stockholder's participation in such underwriting on the terms set forth herein. All Stockholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for the underwriting by the Company; provided that the Company shall make commercially
                             --------
reasonable efforts to assist the Stockholders in negotiating terms and conditions in such underwriting agreement that are reasonably acceptable to the Stockholders. Notwithstanding any other provision of this Section 2.2, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting to not less than 50% of the total number of securities to be included in the offering; provided that the foregoing requirement shall not apply to the Initial Public
--------
Offering. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner. The securities of the Company held by holders other than Stockholders and Other Holders shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and, if a further limitation on the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all Stockholders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) which they held at the time the Company gives the notice specified in Section 2.2(a). If any Stockholder or Other Holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting Stockholders and Other Holders pro rata in the manner described in the preceding sentence. If any holder of Registrable Shares or any officer, director or Other Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company, and any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

            2.3   Registration Procedures.
                  -----------------------

                  (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                        (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

                        (ii) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Registrable Shares are sold;

                        (iii) as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                        (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; provided, however, that the
                                                     --------  -------
Company shall not be required in connection with this paragraph (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                        (v) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                        (vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

                        (vii) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                        (viii) as expeditiously as possible, notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                        (ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus.

                  (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

                  (c) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2.3(c) to suspend sales of Registrable Shares for a period in excess of 60 days in any 365-day period.

            2.4 Allocation of Expense. The Company will pay all Registration
                ---------------------
Expenses for all registrations under this Agreement; provided, however, that if
                                                     --------  -------
a registration under Section 2.1 is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under
Section 2.1, the requesting Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the one counsel selected to represent all Selling Stockholders).

            2.5 Indemnification and Contribution.
                --------------------------------

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each of its officers, directors and partners (the "Covered Affiliates"), each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, Covered Affiliate, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Selling Stockholder, Covered Affiliate, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, Covered Affiliate, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case
        --------  -------
to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, each other Selling Stockholder and its Covered Affiliates against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person or other Selling Stockholder may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying
                                --------
Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to
                --------  -------
give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying
                                      --------  -------
Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding;

provided further that in no event shall the Indemnifying Party be required to
-------- -------
pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 2.5 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 2.5, (a) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that
                                                       --------  -------
no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and no Selling Stockholder shall be required to assume any liability under this Section 2.5(d) with respect to contribution in excess of what such Selling Stockholder would have been liable to assume had the indemnification provisions contained in
Section 2.5(a) and (b) been enforceable. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

            2.6 Other Matters with Respect to Underwritten Offerings. In the
                ----------------------------------------------------
event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

            2.7 Information by Holder. Each holder of Registrable Shares
                ---------------------
included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

            2.8 "Stand-Off" Agreement; Confidentiality of Notices. Each
                 ------------------------------------------------
Stockholder, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a period of 180 days following the effective date of a Registration Statement filed in connection with the Initial Public Offering or 90 days following the effective date of a Registration Statement filed in connection with any secondary offering; provided that all
                                                           --------
stockholders of the Company then holding at least 1% of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements.

      The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such 180-day period or 90 day period as the case may be.

      Any Stockholder receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

            2.9 Limitations on Subsequent Registration Rights. The Company shall
                ---------------------------------------------
not, without the prior written consent of Stockholders holding at least 50% of the Registrable Shares then held by all Stockholders, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless (a) such rights to include securities in a registration initiated by the Company or by Stockholders are not more favorable than the rights granted to Other Holders under Sections 2.1 and 2.2 of this Agreement, and (b) no rights are granted to initiate a registration, other than registration pursuant to a registration statement on Form S-3 (or its successor) in which Stockholders are entitled to include Registrable Shares on a pro rata basis with such holders based on the number of shares of Common Stock (on an as-converted basis) owned by

Stockholders and such holders. Notwithstanding the foregoing, any such action taken pursuant to this Section 2.9 may be effected only in a manner which affects all holders of Registrable Shares in the same fashion unless such materially adversely affected holder consents in writing.

            2.10 Rule 144 Requirements. After the earliest of (i) the closing of
                 ---------------------
the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                  (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (c) furnish to any holder of Registrable Shares upon request
(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

            2.11 Termination. All of the Company's obligations to register
                 -----------
Registrable Shares under Sections 2.1 and 2.2 of this Agreement shall terminate five years after the closing of the Initial Public Offering

      3.    Right Of First Refusal
            ----------------------

            3.1 Rights of Purchasers.
                --------------------
                  (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange,
(i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Section
3.1. The Company shall deliver to each Purchaser a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities,
(ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Purchaser (A) a pro rata portion of the Offered Securities determined by dividing the aggregate number of shares of Common Stock then held by such Purchaser (giving effect to the conversion of all shares of convertible preferred stock then held) by the total number of shares of Common Stock then outstanding (giving effect to the conversion of all outstanding shares of convertible preferred stock) (the "Basic Amount"), and (B) any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the "Undersubscription Amount").

                  (b) To accept an Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to 30 days after the date of delivery of the Offer, setting forth the portion of the Purchaser's Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Purchaser elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts available for purchase, then each Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription
                              --------  -------
Amounts subscribed for exceed the difference between the total of all of the Basic Amounts available for purchase and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers, subject to rounding by the Board of Directors to the extent it deems reasonably necessary.

                  (c) The Company shall have 90 days from the expiration of the period set forth in Section 3.1(b) above to issue, sell or exchange all or any part of such Offered Securities which are not purchased by the Purchasers pursuant to Section 3.1(b) (the "Refused Securities"), but only to the offerees or purchasers described in the Offer (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

                  (d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 3.1(c) above), then each Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Purchaser elected to purchase pursuant to Section 3.1(b) above multiplied by a fraction,
(i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to Section 3.1(b) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 3.1(a) above.

                  (e) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and their respective counsel.

                  (f) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 3.1(c) above may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Agreement.

                  (g) The rights of the Purchasers under this Section 3 shall not apply to:

                        (1) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

                        (2) the issuance of any shares of Common Stock upon conversion of shares of convertible preferred stock;

                        (3) the issuance of Common Stock upon exercise, conversion or exchange of stock or other securities convertible or exchangeable for shares of Common Stock, including, without limitation, options, warrants and other rights to acquire shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock;

                        (4) the issuance, at any time after the original date of incorporation of the Company's predecessor (a Massachusetts corporation of the same name), of up to 2,049,161 shares of Common Stock, or at any time after the date hereof, of up to 1,613,411 shares of Common Stock, or such greater number as is approved by vote of not less than a majority of the non-employee directors of the Company, or the grant of options, restricted stock or other stock-based awards therefor, including shares issued upon exercise of options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by a vote of not less than a majority of the Board of Directors of the Company (it being understood that any shares subject to options that expire or terminate unexercised or shares that are repurchased pursuant to a restricted stock agreement shall not count towards the maximum number set forth in this clause (3));

                        (5) any issuance of securities to a bank or other institution providing debt financing to the Company, if such issuance is approved by the Board of Directors of the Company, including the affirmative vote or consent of one director nominated by the Majority Series A Holders, one director nominated by the Majority Series C Holders and one director nominated by the Majority Series D Holders;

                        (6) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

                        (7) any other issuance of securities solely for non-cash consideration, if such issuance is approved by the Board of Directors of the Company, including the affirmative vote or consent of one director nominated by the Majority Series A Holders, one director nominated by the Majority Series C Holders and one director nominated by the Majority Series D Holders, and such vote or consent makes specific reference to the waiver of the rights of the Purchasers under this Section 3; or

                        (8) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act.

            3.2 Termination. This Section 3 shall terminate upon the earlier of
                -----------
the following events:

            (a) The sale of all or substantially all of the assets or business of the Company, by merger, sale of assets or otherwise; or

            (b) The closing of the Initial Public Offering.

      4. Transfers of Rights. This Agreement, and the rights and obligations of
         -------------------
each Purchaser hereunder, may be assigned by such Purchaser to (i) any person or entity to which at least 250,000 Shares are transferred by such Purchaser (except for any transfer requested at any time prior to 120 days after the date of this Agreement, in which case fewer that 250,000 shares may be transferred),
(ii) any of such Purchaser's stockholders, affiliates, partners, retired partners, members, general partners or managing members of such Purchaser, (iii) any liquidating trust established for the benefit of any partners or members of such Purchaser, or (iv) any investment fund or other entity controlled or managed by an affiliate of such Purchaser, and such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees in writing to be bound hereby.

      5. General.
         -------

                  (a) Severability. The invalidity or unenforceability of any
                      ------------
provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (b) Specific Performance. In addition to any and all other
                      --------------------
remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  (c) Governing Law. This Agreement shall be governed by and
                      -------------
construed in accordance with the internal laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

                  (d) Notices. All notices, requests, consents, and other
                      -------
communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

      If to the Company, at Network Engines, Inc., 61 Pleasant Street, Randolph, Massachusetts 02368-4137, Attention: President and CEO, or at such other address or addresses as may have been furnished in writing by the Company to the Purchasers, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109,
Attention: Philip P. Rossetti, Esq.;

      If to a Purchaser, at the address set forth on Exhibit A for such
                                                     ---------
Purchaser, or at such other address or addresses as may have been furnished to the Company in writing by such Purchaser, with a copy to Debevoise & Plimpton, 875 Third Avenue, New York, NY 10022, Attention: David Schwartz, Esq.

      Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                  (e) Complete Agreement. This Agreement constitutes the entire
                      ------------------
agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                  (f) Amendments and Waivers. Any term of this Agreement may be
                      ----------------------
amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Registrable Shares held by all of the Stockholders; provided, that this Agreement may be amended with the consent of the holders of
--------
less than all Registrable Shares only in a manner which applies to all such holders in the same fashion. Any such amendment, termination or waiver effected in accordance with this Section 5(f) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  (g) Pronouns. Whenever the context may require, any pronouns
                      --------
used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  (h) Counterparts; Facsimile Signatures. This Agreement may be
                      ----------------------------------
executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  (i) Section Headings. The section headings are for the
                      ----------------
convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

              [The rest of this page is intentionally left blank.]

      Executed as of the date first written above.

                                    "The Company"

                                    NETWORK ENGINES, INC.

                                    By:  /s/ Lawrence A. Genovesi
                                       -----------------------------------------
                                         Lawrence A. Genovesi
                                         President and Chief Executive Officer

                                    "The Series D Purchasers"


                                    HARBOURVEST PARTNERS VI - DIRECT FUND, L.P.

                                    By:  HVP VI- DIRECT ASSOCIATES LLC,
                                         as general partner

                                         By: HARBOURVEST PARTNERS, LLC,
                                         its managing member

                                         By: /s/ Ofer Nemirovsky
                                            ------------------------------------
                                             Name:  Ofer Nemirovsky
                                             Title:  Managing Director


                                    CANAAN EQUITY II L.P. (QP)

                                    By:  CANAAN EQUITY PARTNERS II LLC

                                         By: /s/ James Furnivall
                                            ------------------------------------
                                             its Member/Manager

                                    LANDMARK CO-INVESTMENT PARTNERS, L.P.

                                    By:  LANDMARK PARTNERS VIII, LLC
                                         its General Partner

                                         By: LANDMARK EQUITY ADVISORS, LLC
                                             its Managing Member

                                             By:/s/ Robert J. Sharfeld
                                                --------------------------------
                                                its Member


                                    ASCENT VENTURE PARTNERS III, L.P.

                                    By:  ASCENT VENTURE MANAGEMENT III, LLC
                                         its General Partner

                                    By:      /s/ Frank S. Polestra
                                         ---------------------------------------
                                         Frank M. Polestra
                                         Manager


                                    MD CO.

                                    By:      /s/ Charles A. Levin
                                         ---------------------------------------
                                         Name:  Charles A. Levin
                                         Partner


                                    EGAN-MANAGED CAPITAL, LP.

                                    By:  EMC PARTNERS, L.P.,
                                         its General Partner

                                         By:    /s/ Michael H. Shanahan
                                             -----------------------------------
                                             Michael H. Shanahan
                                             its General Partner

                                    CORNING TECHNOLOGY PARTNERS II, L.P.

                                    By:  CC VENTURES LLP,
                                         its Managing Partner

                                         By:    /s/ Dwight B. Corning
                                             -----------------------------------
                                             Dwight B. Corning
                                             its General Partner

                                    CORNING CAPITAL VENTURES, LLC

                                    By:  CC VENTURES LLP,
                                         its Managing Member

                                         By     /s/ Dwight B. Corning
                                             -----------------------------------
                                             Dwight B. Corning,
                                             its General Partner


                                             /s/  Michael Barza
                                    --------------------------------------------
                                    Michael Barza


                                    PROPRIETORS OF FOREST HILLS CEMETERY

                                    By:      /s/ Robert W. Macleod
                                         ---------------------------------------
                                         Name:  Robert W. Macleod
                                         its Trustee


                                             /s/ Micheal J. Egan
                                    --------------------------------------------
                                    Fitzgerald Partners III, L.P.


                                             /s/ Dr. Per Eldh
                                    --------------------------------------------
                                    Dr. Per Eldh

                                             /s/ Richard Golemme
                                    --------------------------------------------
                                    Richard Golemme


                                    FIRST TRUST CORPORATION F/B/O LINDA WILEY


                                    By:      /s/ Linda E. Wiley
                                         ---------------------------------------
                                         Name:  Julie Kornnier
                                         Title:  Senior CSR


                                    FIRST TRUST CORPORATION F/B/O ROBERT WILEY


                                    By:      /s/ Robert Wiley
                                         ---------------------------------------
                                         Name:  Julie Kornnier
                                         Title:  Senior CSR


                                    --------------------------------------------
                                    James Minchello


                                         /s/ Alexander Levine
                                    --------------------------------------------
                                    Waterline Capital


                                         /s/ Dennis A. Kirshy
                                    --------------------------------------------
                                    Dennis A. Kirshy


                                         /s/ Joseph Golemme
                                    --------------------------------------------
                                    Joseph Golemme

                                         /s/ Chris Clifford
                                    --------------------------------------------
                                    C. Clifford

                                    "The Prior Purchasers"

                                    ASCENT VENTURE PARTNERS, L.P.

                                    By:  ASCENT VENTURE MANAGEMENT, LLC
                                         its General Partner

                                         By:    /s/ Frank M. Polestra
                                             -----------------------------------
                                             Frank M. Polestra
                                             its Manager


                                    ASCENT VENTURE PARTNERS II, L.P.

                                    By:  ASCENT VENTURE MANAGEMENT II, L.P.
                                         its General Partner

                                    By:  ASCENT MANAGEMENT SBIC CORP., L.P.
                                         its General Partner


                                         By:    /s/ Frank M. Polestra
                                             -----------------------------------
                                             Frank M. Polestra
                                             President


                                         /s/ Nancy S. Anthony
                                    --------------------------------------------
                                    Nancy S. Anthony


                                    --------------------------------------------
                                    Walter Foss


                                    --------------------------------------------
                                    Leonard J. Umina


                                    --------------------------------------------
                                    Patrick S. Harris

                                         /s/ Frank M. Polestra
                                    --------------------------------------------
                                    Frank M. Polestra


                                    LE SERRE

                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     /s/ Ernest Godshalk
                                    --------------------------------------------
                                    Ernest Godshalk


                                         /s/ Howard Salwen
                                    --------------------------------------------
                                    Howard Salwen


                                    DWIGHT B. CORNING #3 TRUST


                                    By:      /s/ Dwight B. Corning
                                         ---------------------------------------
                                         Name:  Dwight B. Corning
                                         Title:  Trustee


                                         /s/ Paul V. Cox
                                    --------------------------------------------
                                    Paul V. Cox


                                    NEEDHAM RADIOLOGY ASSOCIATES PROFIT
                                         SHARING F/B/O DR. PER ELDH


                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                         /s/ Linda Blackington
                                    --------------------------------------------
                                    Linda Blackington


                                         /s/ Timothy G. Clifford
                                    --------------------------------------------
                                    Timothy G. Clifford


                                    --------------------------------------------
                                    Michael E.A. O'Malley


                                    --------------------------------------------
                                    Lawrence Kernan

                                     /s/ Charles A. Levin
                                    --------------------------------------------
                                    Charles A. Levin


                                    --------------------------------------------
                                    R. Schorr Berman


                                         /s/ Christopher W. Lynch
                                    --------------------------------------------
                                    Christopher W. Lynch


                                         /s/ C. W. Dick
                                    --------------------------------------------
                                    C.W. Dick


                                    --------------------------------------------
                                    Leigh E. Michl

                                    NICHOLES J. BOLOGNA FAMILY TRUST


                                    By:      /s/ Nicholes J. Bologna
                                         ---------------------------------------
                                         Name:  Nicholes J. Bologna
                                         Title:  Trustee


                                    --------------------------------------------
                                    Jay V. Senerchi